Exhibit 10.1

AMENDMENT NUMBER ONE TO THE

EMPLOYMENT AGREEMENT

BY AND BETWEEN

T.B.A. INSURANCE GROUP, LTD.

AND

Matthew A. Freeman

THIS AMENDMENT NUMBER ONE TO THE EMPLOYMENT AGREEMENT (this “Amendment”) is effective June 1, 2017,  by and between T.B.A. INSURANCE GROUP, LTD. (“Company”), and MATTHEW A. FREEMAN (the “EMPLOYEE”);

W I T N E S S E T H:

WHEREAS, the parties have entered into that certain Employment Agreement as of February 4, 2016 (the “Agreement”); and

WHEREAS, the parties desire to amend certain provisions of the Agreement, as more fully set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Effective September 1, 2016, section 2, subsection (f) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(f)    Commuting Expense Reimbursement.  In consideration for withdrawal of the Employee’s Relocation Expense Reimbursement as outlined in section 2, subsection (g) of the Agreement, the Company will continue to reimburse Employee for the reasonable costs of travel for Employee to commute between Dallas, Texas and Atlanta, Georgia, in accordance with Company policy for business expense reimbursement.”

2.        Effective September 1, 2016, section 2, subsection (g) of the Agreement is hereby deleted in its entirety, with no Relocation Expense Reimbursement due or owing Employee and none having been paid.

3.        This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.        Except as amended hereby, the Agreement is hereby ratified and approved in all respects.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by and through duly authorized officers thereof as of the date first above written.

T.B.A. INSURANCE GROUP, LTD.		MATTHEW A. FREEMAN

By:	/s/ Terry Ledbetter	By:	/s/ Matthew A. Freeman

Name:	Terry Ledbetter	Date:	October 13, 2017

Date:	October 13, 2017